General	12 Months Ended
Dec. 31, 2023
Nature Of Operations Disclosure [Abstract]
General
Note 1 - General

1.
Chemomab Therapeutics Ltd. (hereinafter - "the Company") is an Israeli-based company incorporated under the laws of the State of Israel in September 2011. The Company’s registered office is located in Kiryat Atidim, Tel Aviv, Israel.

The Company is a clinical-stage biotech company discovering and developing innovative therapeutics for conditions with high-unmet medical need that involve inflammation and fibrosis.

The wholly owned subsidiaries of the Company are: Chemomab Ltd. ("Chemomab"), Chemomab Therapeutics Israel Ltd. and Chemomab Therapeutics Inc.

2.
The Company currently has no products approved for sale. The Company’s operations are funded primarily by its Shareholders. The Company has incurred operating losses in each year since its inception and does not expect to generate significant revenue unless and until it obtains marketing approval for its products. Continuation of the Company’s development programs depend on its future ability to raise sources of financing. The Company believes that its cash and cash equivalents and bank deposits as of December 31, 2023 will be sufficient to fund its operations through March 31, 2025.

3.
On December 14, 2020, the Company (formerly known as Anchiano Therapeutics Ltd.) entered into an Agreement and Plan of Merger (the "Merger" and “Merger Agreement”) with Chemomab Ltd., an Israeli limited company, and CMB Acquisition Ltd., an Israeli limited company and a wholly owned subsidiary of the Company (“Merger Sub”). On March 16, 2021, (the “Effective Time”), the Company consummated the Merger pursuant to the Merger Agreement Pursuant to the terms of the Merger Agreement, Merger Sub merged with and into Chemomab Ltd., with Chemomab Ltd. surviving the Merger as the Company's wholly owned subsidiary. In connection with the Merger, on March 16, 2021, the Company changed its name from “Anchiano Therapeutics Ltd.” To “Chemomab Therapeutics Ltd." and the business conducted by Chemomab Ltd. became primarily the business conducted by the Company.

At the Effective Time(a) each Chemomab Ltd. ordinary share outstanding immediately prior to the Effective Time was converted solely into number of American Depository Shares equal to the exchange ratio described in the Merger Agreement, and each outstanding Chemomab Ltd. option was assumed by the Company, based on the same exchange ratio.

For accounting purposes, Chemomab Ltd. is considered to have acquired the Company based upon the terms of the Merger as well as other factors. The Merger has been accounted for as an asset acquisition (reverse recapitalization transaction) rather than a business combination, as the assets acquired, and the liabilities assumed by Chemomab Ltd. do not meet the definition of a business under U.S. GAAP. The net assets acquired in connection with the Merger were recorded at their estimated acquisition date fair market value as of March 16, 2021, the date of completion of the Merger.

The exchange ratio was calculated by a formula that was determined through arms-length negotiations between the Company and Chemomab Ltd. The combined Company assumed all of the outstanding options of Chemomab Ltd., vested and not vested, under the Chemomab Share Incentive Plan (the “2015 Plan”), with such options representing the right to purchase a number of ADSs equal to approximately 12.86 multiplied by the number of Chemomab Ltd. ordinary shares previously represented by such options.

The following table summarizes the net assets acquired based on their estimated fair values as of March 16, 2021, immediately prior to completion of the Merger (in $ thousands):

Cash and cash equivalents	2,427
Asset held for sale	1,000
Prepaid and other assets	236
Accrued liabilities	(1,187)
Net acquired assets	2,476